Exhibit 10.4

AMENDMENT NO. 7 TO LOAN ORIGINATION AGREEMENT

THIS AMENDMENT NO. 7 TO LOAN ORIGINATION AGREEMENT (this “Amendment”) is made as of May 15, 2019 by and between GreenSky, LLC, a Georgia limited liability company (“Servicer”), and Fifth Third Bank, an Ohio-chartered, FDIC-insured bank (“Lender”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Origination Agreement (as defined herein).
WITNESSETH:
WHEREAS, Lender and Servicer have previously entered into that certain Loan Origination Agreement dated as of August 25, 2016, as amended (collectively, the “Loan Origination Agreement”);
WHEREAS, Lender and Servicer desire to further amend the Loan Origination Agreement as set forth herein;
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Servicer hereby agree as follows:
1.    The Loan Origination Agreement is hereby amended by deleting Section 6.01 thereof in its entirety and inserting the following in lieu thereof:
“Secton 6.01    Term. This Loan Origination Agreement shall commence as of the Effective Date and shall continue until November 23, 2019, provided that such date shall be extended automatically for additional one year periods without further action by the Parties, unless not less than 90 days prior to the expiration date then in effect either party gives the other party written notice of nonrenewal.”
2.    Except as expressly amended hereby, the Loan Origination Agreement shall remain in full force and effect.
3.    This Amendment may be executed and delivered by Lender and Servicer in facsimile or PDF format and in any number of separate counterparts, all of which, when delivered, shall together constitute one and the same document.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SERVICER:

GREENSKY, LLC

By:     /s/ Robert Partlow
Name:    Robert Partlow
Title:    CFO

LENDER:

FIFTH THIRD BANK

By:     /s/ Ben Hoffman
Name:    Ben Hoffman
Title:    SVP

By:     /s/ Jennifer Bosse
Name:    Jennifer Bosse
Title:    Senior Analyst Sourcing Officer